SENIOR HIGH
INCOME
PORTFOLIO, INC.










FUND LOGO









Annual Report

February 28, 1997




This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





Senior High Income Portfolio, Inc.



DEAR SHAREHOLDER


For the year ended February 28, 1997, the Portfolio's total investment return was +10.80%, based on a change in per share net asset value from $9.21 to $9.22, and assuming reinvestment of $0.923 per share income dividends. During the same 12-month period, the net annualized yield of the Portfolio's Common Stock was 9.94%. Since inception (April 30, 1993) through February 28, 1997, the total investment return on the Portfolio's Common Stock was +40.62%, based on a change in per share net asset value from $9.50 to $9.22 and assuming reinvestment of $3.384 per share income dividends. At the end of the February period, the Portfolio was 14.32% leveraged, having borrowed $81 million of its $225 million line of credit at an average rate of 5.91%. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)

The investment objective of the Portfolio is to seek to provide shareholders with high current income by investing primarily in senior debt obligations of companies, including portions of floating rate corporate loans made by banks and other financial institutions and both publicly offered and privately placed corporate bonds and notes. The securities by and large are rated in the lower rating categories of the established agencies or are unrated.

Until mid-January 1997, the Portfolio paid out a regular monthly dividend at an annualized rate of 9.25% in order to maintain a more stable level of distributions. In January, the Portfolio paid out the last of its previously undistributed net investment income. Going forward, the Portfolio will distribute net investment income as it is earned on a monthly basis. All net realized short-term and long-term capital gains, if any, will continue to be distributed to shareholders annually.

The Environment
The Federal Reserve Board held short-term interest rates steady throughout the Portfolio's fiscal year. Strong economic growth failed to ignite inflation, allowing the Federal Reserve Board to maintain stable monetary policy. However, the Treasury bond market experienced significant volatility during the year ended February 28, 1997. Treasury bonds responded negatively to economic strength and inflationary fears during the second calendar quarter of 1996, pushing the 10-year Treasury bond above 7% by July. The Treasury market rallied on confidence in the economy's ability to grow without sparking inflation and expectations that the president's re-election would prompt bi-partisan efforts to balance the Federal budget. The 10-year Treasury bond fell below 6.50% by year-end, only to once again lose ground in the new year as the market increasingly focused on potential tightening by the Federal Reserve Board. Stocks had a strong year, despite a mid-summer correction, fueled by the economy in general and momentum in technology and large-capitalization issues in particular. The Dow Jones Industrial Average and the Standard & Poor's 500 Index both traded to record levels by January 1997.

High-yield markets benefited from a strong economy and generally solid capital markets during the reporting period. Growth enhanced credit quality, leading to improving credit statistics and low default rates. Leveraged loan and high-yield bond mutual funds experienced record inflows and other institutional investors increased allocations to these sectors, attracted by high yields and perceived low credit risk. Demand for bank loans again outpaced supply, even though 1996 leveraged loan new-issue volume of $135 billion surpassed 1995's volume by 34%. Insufficient new-issue supply caused many loan buyers to turn to the secondary market, contributing to strong loan liquidity and bids well-above par for performing term loans.

Demand for high-yield bonds continued the market rally that began early in the fiscal year. As in the loan market, demand exceeded supply, despite 1996's record $74 billion in new issuance, and drove spreads down. The yield spread between the Merrill Lynch High Yield Master Index II and the ten-year Treasury bond narrowed from 379 basis points (3.79%) in March 1996 to 303 basis points by late February 1997. With few investors willing to sell existing positions into the secondary market for fear of not being able to replace them, investors focused on new issues, often resulting in significant oversubscription, small allocations and premium trading levels shortly after issuance.

Most industry groups shared in the strength exhibited by the high-yield loan and bond markets in general. Bonds of issuers in all sectors reported positive 1996 returns, with most well into double digits. Cyclicals, including chemicals, steel, housing, automotive, aerospace and manufacturing, reported solid cash flow growth, resulting in bond returns for these industries above the unmanaged Merrill Lynch High Yield Master Index II return of +11.27%. Consumer products, food and drug, and gaming and leisure issues also performed well. The healthcare sector underperformed the market, primarily because of already tight spreads early in the year. Media and communications issuers initially extended the rally that began with the 1996 Telecom Act. However, abundant supply driven by huge capital needs for network development negatively impacted returns late in the year. Cable television issues suffered as a result of the growth of satellite TV and wireless TV, although the latter lost ground amidst questions regarding technological viability.

Portfolio Strategy
At February 28, 1997, floating rate investments totaled 39.1% of the Portfolio's total assets. Fixed-rate investments totaled 57.8% of total assets. Approximately $104 million was available for additional borrowing under the Portfolio's leverage facility, based on its February 28, 1997 borrowing base. We reduced leverage from both August 31, 1996 and February 29, 1996 because of the limited supply of new floating rate investments and the declining supply of attractively priced fixed-rate investments.

Throughout the fiscal year, we continued to focus on increasing the Portfolio's floating rate exposure. As discussed in our last report to shareholders, several market factors limited our success in achieving a greater floating rate weighting. Investor demand for new issues allowed underwriters to use aggressive pricing to compete for new business and resulted in smaller allocations on attractively priced transactions. Refinancings of existing Portfolio investments continued at lower spreads and often resulted in allocations smaller than the Portfolio's existing investment.

As in the first half of the fiscal year, tight loan market conditions and a favorable outlook for high-yield bonds caused us to turn to the bond market. We invested in 32 new issues of companies with attractive fundamental outlooks at prices generally inexpensive to the secondary market. As with the floating rate market, demand for new issues resulted in small allocations, with add-on buying fueling price appreciation. Examples of new-issue purchases include Newport News Shipbuilding, Inc., the only US aircraft carrier shipyard; Tenet Healthcare Inc., a large national hospital operator; and First Nationwide Escrow, a California thrift. We also pursued secondary market purchases of companies with solid business franchises that may have experienced short-term financial disappointments. These investments were pursued only if the borrower exhibited signs of overcoming short-term financial setbacks and if the bonds were priced at a discount to the market. The Portfolio sold bond issues that had achieved significant price appreciation and spread compression and represented little additional upside, as well as those of companies with potential credit problems.

At February 28, 1997, the Portfolio's floating rate investments were diversified across 39 borrowers in 20 industries. Fixed-rate investments were diversified across 122 borrowers in 41 industries. The largest industry concentrations were: paper (9.9% of total assets); health services (6.9%); food and kindred products (6.8%); metals and mining (6.7%); and automotive equipment (5.0%). The largest individual credit exposures were: Stone Container Corp. ($13.9 million/2.5% of total assets); Jefferson Smurfit Company/Container Corp. of America ($12.9 million/2.3%); Marcus Cable Operating Co. ($12.1 million/2.1%); SC International Corp., Inc. ($11.9 million/2.1%); and Collins & Aikman Corp. ($11.7 million/2.1%).

In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio, Inc. We look forward to reviewing the Portfolio's market environment and performance in our upcoming semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(John W. Fraser)
John W. Fraser
Vice President and Portfolio Manager




(R. Douglas Henderson)
R. Douglas Henderson
Vice President and Portfolio Manager




April 9, 1997




As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Portfolio. His colleagues at Merrill Lynch Asset
Management, L.P. join the Portfolio's Board of Directors in wishing Mr. Hewitt well in his retirement.





THE BENEFITS AND RISKS OF LEVERAGING



Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the preferred stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.




SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                    Face                                                    Loan        S&P   Moody's    Stated      Value
Industries         Amount        Corporate Debt Obligations+++              Type       Rating  Rating  Maturity**  (Note 1b)
Advertising--     $ 2,000  Adams Outdoor Advertising LP                     --           B      B2      3/15/06  $   2,155
1.1%                2,500  Outdoor Systems, Inc.                            Term A       NR*    Ba2    12/30/02      2,503
                      167  Outdoor Systems, Inc.                            Term B       NR*    Ba2    12/31/03        167
                      667  Outdoor Systems, Inc.                            Canadian
                                                                            Term B       NR*    Ba2    12/31/03        669

                           Total Advertising (Cost--$5,263)                                                          5,494

Agricultural        3,000  Chiquita Brands International Inc.               --           B+     B1     11/01/06      3,210
Products--1.1%      2,000  Fresh Del Monte Produce N.V.                     --           CCC+   Caa     5/01/03      1,990

                           Total Agricultural Products (Cost--$5,008)                                                5,200

Aircraft &          2,000  Airplanes Pass Through Trust                     --           BB     Ba2     3/15/19      2,208
Parts--3.9%         5,000  BE Aerospace, Inc.                               --           BB-    Ba3     3/01/03      5,225
                    1,500  Derlan Manufacturing (b)                         --           NR*    NR*     1/15/07      1,534
                    1,000  K & F Industries Inc., Senior Sub Notes          --           B-     B2      9/01/04      1,068
                    4,000  Talley Manufacturing & Technology, Inc.          --           B      B2     10/15/03      4,180
                    3,000  UNC Inc.                                         --           BB-    Ba3     7/15/03      3,068
                    1,000  UNC Inc.                                         --           B      Ba3     6/01/06      1,099

                           Total Aircraft & Parts (Cost--$17,536)                                                   18,382

Amusement &         4,563  AMF Group, Inc.                                  Term         NR*    Ba3     3/31/01      4,601
Recreational        1,500  Cobb Theatres LLC                                --           BB-    B2      3/01/03      1,590
Services--2.3%      4,000  Coleman Holdings, Inc.                           --           B      B3      5/27/98      3,560
                    1,000  Plitt Theatres, Inc.                             --           B      B3      6/15/04      1,015

                           Total Amusement & Recreational Services (Cost--$10,593)                                  10,766

Apparel--0.3%       1,500  Gear for Sports (b)                              --           B-     B3      3/01/07      1,522

                           Total Apparel (Cost--$1,500)                                                              1,522

Automotive          1,500  Aetna Industries Inc.                            --           B-     B3     10/01/06      1,628
Equipment--5.9%    11,695  Collins & Aikman Corp.                           Term B       B+     B1     12/31/02     11,717
                    1,000  Delco Remy International Inc. (b)                --           B-     B2      8/01/06      1,069
                    2,000  Harvard Industries, Inc.                         --           B      B2      7/15/04      1,240
                    1,000  Harvard Industries, Inc.                         --           B+     B3      8/01/05        620
                    4,500  J.B. Poindexter & Co., Inc.                      --           B+     B2      5/15/04      4,590
                    1,500  LDM Technologies Inc. (b)                        --           BB-    B3      1/15/07      1,568
                    1,500  Motors and Gears Inc. (b)                        --           B      B3     11/15/06      1,560
                    4,000  Walbro Corp.                                     --           B+     Ba3     7/15/05      4,080

                           Total Automotive Equipment (Cost--$28,573)                                               28,072

Broadcast--         3,000  Albritton Communications Co.                     --           B-     B3     11/30/07      2,985
Radio & TV--5.3%    1,000  American Radio Systems Corp.,
                           Senior Sub Notes                                 --           B-     B2      2/01/06      1,030
                    4,000  Granite Broadcasting Corp., Senior Sub Notes     --           B-     B3      5/15/05      4,140
                    3,000  Lenfest Communications Inc.                      --           BB+    Ba3    11/01/05      2,910
                    2,978  Sinclair Broadcasting Group, Inc.                Term B       NR*    Ba3    11/30/03      2,985
                    5,000  Telewest Communications PLC                      --           BB     B1     10/01/06      5,063
                    1,250  TV Azteca, S.A. de C.V. (b)                      --           BBB+   Ba3     2/15/04      1,269
                      750  TV Azteca, S.A. de C.V. (b)                      --           BBB+   Ba3     2/15/07        761
                    2,000  Young Broadcasting Corp., Senior Sub Notes       --           B      B2      2/15/05      2,080
                    2,000  Young Broadcasting Corp., Senior Sub Notes       --           B      B2      1/15/06      1,990

                           Total Broadcast--Radio & TV (Cost--$24,810)                                              25,213

Building            9,975  National Gypsum                                  Term B       NR*    Ba3     9/20/03     10,006
Materials--2.8%     3,000  Schuller International Group                     --           BB-    Ba3    12/15/04      3,330

                           Total Building Materials (Cost--$12,957)                                                 13,336



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                    Face                                                    Loan        S&P   Moody's    Stated      Value
Industries         Amount        Corporate Debt Obligations+++              Type       Rating  Rating  Maturity**  (Note 1b)
Building &        $ 3,000  Presley Companies                                --           CCC    B3      7/01/01  $   2,918
Construction--
0.6%

                           Total Building & Construction (Cost--$3,000)                                              2,918

Cable Television    1,500  Diamond Cable Communications Co. (b)             --           B-     NR*     2/15/07        898
Services--3.4%      3,000  International CableTel Inc. (b)                  --           B      B3      2/15/07      3,030
                   12,000  Marcus Cable Co.                                 Term B       NR*    NR*     4/30/04     12,068

                           Total Cable Television Services (Cost--$15,815)                                          15,996

Casinos--1.2%         634  GB Property Funding Corp.                        --           B      B3      1/15/04        514
                    1,500  Harvey Casinos Resorts, Senior Sub Notes         --           B      B2      6/01/06      1,624
                    1,000  Players International, Inc.                      --           BB     Ba3     4/15/05      1,050
                    2,500  Trump Atlantic City Association/Funding Inc.     --           BB-    B1      5/01/06      2,413

                           Total Casinos (Cost--$5,634)                                                              5,601

Chemicals--1.7%     3,000  Acetex Corp.                                     --           BB-    B1     10/01/03      3,030
                    1,000  Astor Corporation                                --           B-     B3     10/15/06      1,063
                    1,500  Borden Chemicals and Plastics LP                 --           BB+    Ba2     5/01/05      1,605
                    2,500  ISP Holdings Inc. (b)                            --           B+     Ba3    10/15/03      2,575

                           Total Chemicals (Cost--$7,977)                                                            8,273

Consumer            3,000  Coty, Inc., Senior Sub Notes                     --           B+     Ba3     5/01/05      3,300
Products--1.4%      3,000  Remington Arms Company, Inc.,
                           Senior Sub Notes (b)                             --           B-     B3     12/01/03      2,280
                    1,000  Shop Vac Corporation (b)                         --           B      Ba3    10/01/03      1,057

                           Total Consumer Products (Cost--$6,763)                                                    6,637

Diversified--1.8%   3,000  Essex Group Inc.                                 --           B+     B1      5/01/03      3,195
                    1,423  IMAcquisition                                    Term B       NR*    NR*     6/30/03      1,427
                    1,107  IMAcquisition                                    Term C       NR*    NR*     6/30/04      1,110
                    3,000  Valcor Inc.                                      --           B      B1     11/01/03      2,940

                           Total Diversified (Cost--$8,572)                                                          8,672

Drug/Proprietary    4,617  Duane Reade Co.                                  Term A       NR*    NR*     9/30/98      4,603
Stores--1.3%        1,500  Duane Reade Co.                                  Term B       NR*    NR*     9/30/99      1,497

                           Total Drug/Proprietary Stores (Cost--$6,113)                                              6,100

Educational         3,000  Kinder-Care Learning Centers Inc. (b)            --           NR*    Ba3     2/15/09      3,022
Services--1.7%      5,000  La Petite Holdings Corp.                         --           B      B3      8/01/01      4,950

                           Total Educational Services (Cost--$8,000)                                                 7,972

Electronics/        2,000  Advanced Micro Devices Inc.                      --           BB-    Ba1     8/01/03      2,230
Electrical          3,000  Exide Electronics Corp., Senior Sub Notes        --           B      B3      3/15/06      3,195
Components--3.3%    3,982  International Wire Group, Inc.                   Term B       NR*    NR*     9/30/02      3,998
                    1,855  Tracor Inc.                                      Term B       NR*    Ba3    10/31/00      1,859
                    2,845  Tracor Inc.                                      Term C       NR*    Ba3     4/30/01      2,854
                    1,500  Tracor Inc. (b)                                  --           NR*    Ba3     3/01/07      1,494

                           Total Electronics/Electrical Components (Cost--$15,094)                                  15,630

Energy--2.5%        2,000  Kelley Oil & Gas Corp.                           --           B-     B3     10/15/06      2,125
                    2,000  Maxus Energy Corp.                               --           BB-    B1     11/01/03      2,105
                    4,000  Mesa Operating Co., Senior Sub Notes             --           B      B2      7/01/06      4,425
                    1,000  Plains Resources Inc., Senior Sub Notes          --           B-     B2      3/15/06      1,088
                    2,000  Vintage Petroleum Inc.                           --           B+     B1      2/01/09      2,040

                           Total Energy (Cost--$10,900)                                                             11,783



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                    Face                                                    Loan        S&P   Moody's    Stated      Value
Industries         Amount        Corporate Debt Obligations+++              Type       Rating  Rating  Maturity**  (Note 1b)
Financial         $ 4,000  First Nationwide Escrow (b)                      --           B      Ba3    10/01/03  $   4,430
Services--1.1%      1,000  Imperial Credit Industries Inc. (b)              --           B+     B1      1/15/07      1,030

                           Total Financial Services (Cost--$5,000)                                                   5,460

Food & Kindred      2,985  American Italian Pasta Company                   Term C       NR*    NR*     2/26/04      2,948
Products--7.9%        500  CFP Holdings Inc. (b)                            --           B+     B3      1/15/04        529
                    1,000  Delta Beverage Group (b)                         --           NR*    NR*    12/15/03      1,039
                    1,081  International HomeFoods                          Term B       BB-    Ba3     9/30/04      1,091
                      919  International HomeFoods                          Term C       BB-    Ba3     9/30/05        928
                    4,882  President Baking Co.                             Term B       NR*    NR*     9/30/00      4,878
                    4,691  SC International Services, Inc.                  Caterair B   NR*    B2      9/15/01      4,711
                    5,851  SC International Services, Inc.                  SCIB         NR*    B2      9/15/02      5,877
                    1,286  SC International Services, Inc.                  SCIC         NR*    B2      9/15/03      1,292
                    9,957  Specialty Foods Inc.                             Term B       NR*    B2      4/30/01      9,920
                    2,967  Van de Kamps Inc.                                Term B       NR*    Ba3     4/30/03      2,981
                    1,856  Van de Kamps Inc.                                Term C       NR*    Ba3     9/30/03      1,866

                           Total Food & Kindred Products (Cost--$37,773)                                            38,060

Forest              1,000  Malette Inc.                                     --           BB-    Ba3     7/15/04      1,115
Products--1.9%      4,000  Tembec Finance Corp.                             --           BB     B1      9/30/05      4,030
                    4,000  Uniforet Inc. (b)                                --           B+     B2     10/15/06      3,720

                           Total Forest Products (Cost--$9,000)                                                      8,865

General             6,447  Federated Department Stores, Inc.                Term         NR*    Ba1     3/31/00      6,434
Merchandise         4,000  Specialty Retailers Group, Inc., Series A        --           B+     B1      8/15/00      4,240
Stores--2.2%

                           Total General Merchandise Stores (Cost--$10,410)                                         10,674

Grocery Stores--    3,000  Eagle Food Centers Inc.,                         --           B+     B1      4/15/00      2,918
2.4%                2,000  Pueblo Xtra International, Inc.                  --           B-     B2      8/01/03      1,920
                      900  Ralph's Grocery Co.                              Term B       NR*    Ba3     6/15/02        906
                      900  Ralph's Grocery Co.                              Term C       NR*    Ba3     6/15/03        908
                      900  Ralph's Grocery Co.                              Term D       NR*    Ba3     2/15/04        908
                    1,299  Smith's Food & Drug Centers, Inc.                Term B       NR*    Ba3    11/30/03      1,301
                    1,299  Smith's Food & Drug Centers, Inc.                Term C       NR*    Ba3    11/30/04      1,301
                    1,299  Smith's Food & Drug Centers, Inc.                Term D       NR*    Ba3     8/31/05      1,301

                           Total Grocery Stores (Cost--$11,313)                                                     11,463

Health              1,801  Community Health Care Inc.                       Term B       NR*    NR*    12/31/03      1,807
Services--8.1%      1,801  Community Health Care Inc.                       Term C       NR*    NR*    12/31/04      1,807
                    1,356  Community Health Care Inc.                       Term D       NR*    NR*    12/31/05      1,360
                    1,636  Dade International Inc.                          Term B       NR*    B1     12/31/02      1,649
                    1,636  Dade International Inc.                          Term C       NR*    B1     12/31/03      1,651
                    1,727  Dade International Inc.                          Term D       NR*    B1     12/31/04      1,745
                    1,500  Dynacare, Inc.                                   --           B+     B2      1/15/06      1,564
                    1,357  Imed Corp.                                       Term B       BB-    B1     11/01/03      1,370
                    1,357  Imed Corp.                                       Term C       BB-    B1     11/01/04      1,370
                    1,277  Imed Corp.                                       Term D       BB-    B1      5/01/05      1,290
                    3,000  Integrated Health Services, Inc.,
                           Senior Sub Notes                                 --           B      B2      7/15/04      3,285
                    5,500  Magellan Health Services Inc.,
                           Senior Sub Notes                                 --           B      B2      4/15/04      6,105
                    5,000  Merit Behavioral Care Corp.                      Term A       NR*    B2      6/01/03      4,995
                    5,000  Paracelsus Healthcare Inc., Senior Sub Notes     --           B      B1      8/15/06      4,900
                    1,000  Regency Health Services Inc.,
                           Senior Sub Notes                                 --           B-     B2     10/15/02      1,030
                    2,500  Tenet Healthcare Inc.                            --           BB     Ba3     1/15/07      2,587

                           Total Health Services (Cost--$37,283)                                                    38,515



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                    Face                                                    Loan        S&P   Moody's    Stated      Value
Industries         Amount        Corporate Debt Obligations+++              Type       Rating  Rating  Maturity**  (Note 1b)
Hotels &          $ 2,000  Four Seasons Hotels Inc. (b)                     --           BB-    B1      7/01/00  $   2,062
Motels--1.5%        3,000  Prime Hospitality Corp.                          --           B+     Ba3     1/15/06      3,098
                    2,000  Wyndham Hotels Corp., Senior Sub Notes           --           B      B2      5/15/06      2,150

                           Total Hotels & Motels (Cost--$6,942)                                                      7,310

Leasing & Rental    1,200  Cort Furniture Rental Corp.                      --           B-     B2      9/01/00      1,320
Services--1.1%      4,000  The Scotsman Group, Inc.                         --           BB-    B1     12/15/00      4,120

                           Total Leasing & Rental Services (Cost--$5,200)                                            5,440

Manufacturing--     3,000  Crain Industries Inc., Senior Sub Notes          --           B-     B3      8/15/05      3,420
1.8%                3,623  Foamex LP                                        --           B+     B1      6/01/00      3,677
                    1,500  Tokheim Corp., Senior Sub Notes                  --           NR*    NR*     8/01/06      1,639

                           Total Manufacturing (Cost--$8,143)                                                        8,736

Marking Devices--   3,000  Monarch Acquisition Corp.                        --           B+     B2      7/01/03      3,502
0.7%

                           Total Marking Devices (Cost--$3,000)                                                      3,502

Materials Handling  1,500  Alvey Systems Inc., Senior Sub Notes             --           NR*    NR*     1/31/03      1,586
& Storage--1.7%     5,000  Americold Corp.                                  --           D      Caa     3/01/05      5,250
                    1,000  Iron Mountain Inc.                               --           B+     B3     10/01/06      1,080

                           Total Materials Handling & Storage (Cost--$7,612)                                         7,916

Measuring,          4,651  CHF/Ebel USA Inc.                                Term B       NR*    NR*     9/28/01      4,651
Analyzing &
Controlling
Instruments--1.0%

                           Total Measuring, Analyzing & Controlling Instruments (Cost--$4,651)                       4,651

Metals &            3,000  Bayou Steel Corp.                                --           B      B2      3/01/01      2,925
Mining--7.9%        1,000  GS Technologies Operating Co.                    --           B      B2      9/01/04      1,059
                    1,000  GS Technologies Operating Co.                    --           B      B2     10/01/05      1,073
                    3,000  Gulf States Steel Corp.                          --           B      B1      4/15/03      2,880
                    3,500  Ivaco Inc.                                       --           B+     B1      9/15/05      3,719
                    2,000  Jorgensen (Earle M.) Co.                         --           B      B3      3/01/00      2,000
                    3,000  Renco Metals, Inc.                               --           B+     B3      7/01/03      3,157
                    2,000  Republic Engineered Steel, Inc.                  --           B+     B2     12/15/01      1,820
                    2,000  Royal Oak Mines Inc.                             --           NR*    NR*     8/15/06      2,060
                    5,000  Russel Metals Inc.                               --           B-     B3      6/15/00      5,137
                    3,429  UCAR International, Inc.                         Term B       NR*    NR*    12/31/02      3,433
                    2,000  Weirton Steel Corp.                              --           B      B2      7/01/04      2,080
                    3,190  Weirton Steel Corp.                              --           B      B2      6/01/05      3,254
                    3,000  Wheeling-Pittsburg Steel Corp.                   --           BB-    B1     11/15/03      3,000

                           Total Metals & Mining (Cost--$37,084)                                                    37,597

Music--0.7%         3,000  Selmer Co., Inc., Senior Sub Notes               --           NR*    B1      5/15/05      3,277

                           Total Music (Cost--$3,000)                                                                3,277

Packaging--2.5%     1,000  Fonda Group Inc., Senior Sub Notes (b)           --           B-     B3      3/01/07      1,000
                    2,000  Packaging Resources Group                        --           B+     B2      5/01/03      2,112
                    2,000  Printpack Inc.                                   --           BB-    B2      8/15/04      2,100
                    2,000  Spinnaker Industries Inc. (b)                    --           B      B3     10/15/06      2,100
                    4,500  Sweetheart Cup Co.                               --           B+     Ba3     9/01/00      4,624

                           Total Packaging (Cost--$11,514)                                                          11,936




SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                    Face                                                    Loan        S&P   Moody's    Stated      Value
Industries         Amount        Corporate Debt Obligations+++              Type       Rating  Rating  Maturity**  (Note 1b)
Paper--11.7%      $ 2,885  Fort Howard Corp.                                Term B       BB+    Ba3    12/31/02  $   2,917
                    1,500  Four M Corp.                                     --           B      B2      6/01/06      1,605
                    3,000  Gaylord Container Corp.                          --           B      B3      5/15/01      3,173
                   12,745  Jefferson Smurfit Company/
                           Container Corp. of America                       Term B       BB     Ba3     4/30/02     12,864
                    2,000  Repap New Brunswick, Inc.                        --           BB-    Ba3     7/15/00      1,960
                    3,000  Repap New Brunswick, Inc.                        --           BB-    Ba3     7/15/00      3,030
                    8,571  Riverwood International, Inc.                    Term B       B+     B1      2/28/04      8,376
                    3,429  Riverwood International, Inc.                    Term C       B+     B1      8/28/04      3,350
                    4,658  S.D. Warren Co.                                  Term B       NR*    Ba2     6/30/02      4,675
                   13,800  Stone Container Corp.                            Term B       NR*    Ba3     4/01/00     13,873

                           Total Paper (Cost--$55,057)                                                              55,823

Printing &          4,885  American Media                                   Term B       BB-    Ba2     9/30/02      4,873
Publishing--3.4%    1,750  National Fiberstock Corp.                        --           B+     B3      6/15/02      1,855
                    2,333  Newsquest Capital PLC                            Term 2       NR*    NR*    12/31/04      2,322
                    3,000  Peterson Publishing                              Term B       NR*    B1      9/30/04      3,008
                    1,000  Sun Media Corp. (b)                              --           B-     B3      2/15/07      1,017
                    2,970  Treasure Chest Advertising Co.                   Term         NR*    Ba3    12/31/02      2,981

                           Total Printing & Publishing (Cost--$15,902)                                              16,056

Restaurants--1.5%   7,000  Host Marriott Corp.                              --           BB-    B1      5/15/05      7,367

                           Total Restaurants (Cost--$6,827)                                                          7,367

Shipbuilding &      4,000  Newport News Shipbuilding, Inc. (b)              --           B+     B1     12/01/06      4,190
Repairing--0.9%

                           Total Shipbuilding & Repairing (Cost--$4,000)                                             4,190

Shipping--2.5%      4,500  Eletson Holdings Inc.                            --           BB-    Ba2    11/15/03      4,590
                    3,000  Stena Line AB                                    --           BB-    Ba2    12/15/05      3,322
                    2,000  Teekay Shipping Inc.                             --           BB     Ba2     2/01/08      2,010
                    2,000  Viking Star Shipping Inc.                        --           BB-    Ba2     7/15/03      2,105

                           Total Shipping (Cost--$11,395)                                                           12,027

Telephone           5,000  CAI Wireless Systems, Inc.                       --           CCC+   Caa     9/15/02      2,350
Communications--    3,000  CCPR Services Inc. (b)                           --           NR*    NR*     2/01/07      3,000
4.4%                2,500  Mcleod Inc. (b)                                  --           B3     B       3/01/02      1,500
                    5,000  MobileMedia Communications Inc.                  Term B       NR*    C       6/30/03      4,159
                    5,000  Nextel Communications, Inc.                      Term D       NR*    B1      6/30/03      5,014
                    4,893  Shared Technology Inc.                           Term B       NR*    B1      3/31/03      4,868

                           Total Telephone Communications (Cost--$24,343)                                           20,891

Textile--1.2%       3,000  Avondale Mills Inc., Senior Sub Notes            --           B+     B2      5/01/06      3,150
                    2,500  Dominion Textile USA, Inc.                       --           BB     Ba2     4/01/06      2,625

                           Total Textile (Cost--$5,456)                                                              5,775

Transportation      4,000  Ameritruck Distribution Corp.                    --           B-     B3     11/15/05      4,080
Services--2.2%      4,584  Continental Micronesia, Inc.                     Axel         NR*    NR*     7/31/03      4,580
                    2,100  Trism Inc., Senior Sub Notes                     --           B      B2     12/15/00      2,000

                           Total Transportation Services (Cost--$10,559)                                            10,660

Utilities--2.1%     1,605  Beaver Valley Funding Corp.                      --           B+     B1      6/01/07      1,547
                    4,000  Cleveland Electric Illuminating Co.              --           BB     Ba2     5/15/05      4,294
                    1,000  El Paso Electric Co., Series D                   --           BB-    Ba3     2/01/06      1,051
                    1,000  El Paso Electric Co., Series E                   --           BB-    Ba3     5/01/11      1,085
                    2,125  Public Service of New Mexico                     --           B+     B1      1/15/14      2,268

                           Total Utilities (Cost--$9,568)                                                           10,245



SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                    Face                                                    Loan        S&P   Moody's    Stated      Value
Industries         Amount        Corporate Debt Obligations+++              Type       Rating  Rating  Maturity**  (Note 1b)
Waste             $   500  Allied Waste Industries, Inc.                    Axel A       BB+    Ba3     6/30/03  $     504
Management--        1,000  Allied Waste Industries, Inc.                    Axel B       BB+    Ba3     6/30/04      1,009
1.2%                1,000  Allied Waste Industries, Inc.                    Axel C       BB+    Ba3     6/30/05      1,009
                    3,000  Norcal Waste Systems, Inc.                       --           BB-    B3     11/15/05      3,382

                           Total Waste Management (Cost--$5,411)                                                     5,904

                           Total Corporate Debt Obligations (Cost--$540,551)--115.2%                               549,907

                   Shares
                     Held                    Warrants (a)

Electronics/Electrical  3  Exide Electronics Corp. (b)                                                                 126
Components--0.0%

Leasing & Rental       66  Cort Furniture Rental Corp.                                                                 222
Services--0.1%

Metals & Mining--       3  Gulf States Steel Corp. (b)                                                                   1
0.0%

                           Total Warrants (Cost--$119)--0.1%                                                           349

                                         Short-Term Investments

Commercial                 General Motors Acceptance Corp. ($729 par, maturing 3/03/1997, yielding 5.43%)              729
Paper***--0.2%

                           Total Short-Term Investments (Cost--$729)--0.2%                                             729

                           Total Investments (Cost--$541,399)--115.5%                                              550,985

                           Liabilities in Excess of Other Assets--(15.5%)                                          (73,815)
                                                                                                                 ---------
                           Net Assets--100.0%                                                                    $ 477,170
                                                                                                                 =========

  *Not Rated.
 **Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
(a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
+++Corporate loans represent 45.9% of the Portfolio's net assets.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of February 28, 1997
Assets:             Investments, at value (identified cost--$541,399,013) (Note 1b)                      $   550,985,242
                    Cash                                                                                          21,194
                    Interest receivable                                                                       10,966,507
                    Deferred facility fees                                                                        10,982
                    Deferred organization expenses (Note 1f)                                                      28,402
                    Prepaid expenses and other assets                                                             19,413
                                                                                                         ---------------
                    Total assets                                                                             562,031,740
                                                                                                         ---------------

Liabilities:        Payables:
                      Loans (Note 5)                                                    $    81,000,000
                      Securities purchased                                                    2,981,530
                      Interest on loans (Note 5)                                                363,079
                      Investment adviser (Note 2)                                               213,237
                      Commitment fees                                                            26,250       84,584,096
                                                                                        ---------------
                    Deferred income (Note 1e)                                                                     67,260
                    Accrued expenses and other liabilities                                                       210,438
                                                                                                         ---------------
                    Total liabilities                                                                         84,861,794
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   477,169,946
                                                                                                         ===============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (51,754,836 shares issued and outstanding)                                $     5,175,485
                    Paid-in capital in excess of par                                                         482,244,548
                    Undistributed investment income--net                                                       3,750,733
                    Accumulated realized capital losses on investments--net (Note 6)                         (23,587,049)
                    Unrealized appreciation on investments--net                                                9,586,229
                                                                                                         ---------------
                    Total Capital--Equivalent to $9.22 net asset value per share of
                    Common Stock (market price--$9.50)                                                   $   477,169,946
                                                                                                         ===============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                       February 28, 1997
Investment Income   Interest and discount earned                                                         $    49,481,928
(Note 1e):          Facility and other fees                                                                      899,594
                                                                                                         ---------------
                    Total income                                                                              50,381,522
                                                                                                         ---------------

Expenses:           Loan interest expense (Note 5)                                      $     4,870,047
                    Investment advisory fees (Note 2)                                         2,604,703
                    Borrowing costs (Note 5)                                                    226,191
                    Professional fees                                                           139,070
                    Accounting services (Note 2)                                                 91,873
                    Printing and shareholder reports                                             68,663
                    Transfer agent fees (Note 2)                                                 56,562
                    Custodian fees                                                               51,712
                    Directors' fees and expenses                                                 22,591
                    Amortization of organization expenses (Note 1f)                              12,945
                    Pricing services                                                              7,500
                    Listing fees                                                                    500
                    Other                                                                        55,439
                                                                                        ---------------
                    Total expenses                                                                             8,207,796
                                                                                                         ---------------
                    Investment income--net                                                                    42,173,726
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                         (1,541,894)
Unrealized Gain     Change in unrealized appreciation on investments--net                                     10,730,017
(Loss) on                                                                                                ---------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                 $    51,361,849
(Notes 1c, 1e & 3):                                                                                      ===============


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the             For the
                                                                                           Year Ended         Year Ended
Increase (Decrease) in Net Assets:                                                     February 28, 1997   February 29, 1996
Operations:         Investment income--net                                              $    42,173,726  $    23,524,388
                    Realized loss on investments--net                                        (1,541,894)      (4,045,820)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         10,730,017       10,795,412
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from operations                     51,361,849       30,273,980
                                                                                        ---------------  ---------------

Dividends to        Investment income--net                                                  (42,444,377)     (23,431,545)
Shareholders                                                                            ---------------  ---------------
(Note 1g):          Net decrease in net assets resulting from dividends
                    to shareholders                                                         (42,444,377)     (23,431,545)
                                                                                        ---------------  ---------------

Capital Share       Net proceeds from issuance of Common Stock resulting
Transactions        from reorganization                                                     220,470,337               --
(Note 4):           Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                11,646,441        2,286,227
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from capital share
                    transactions                                                            232,116,778        2,286,227
                                                                                        ---------------  ---------------

Net Assets:         Total increase in net assets                                            241,034,250        9,128,662
                    Beginning of year                                                       236,135,696      227,007,034
                                                                                        ---------------  ---------------
                    End of year*                                                        $   477,169,946  $   236,135,696
                                                                                        ===============  ===============

                   *Undistributed investment income--net (Note 1h)                      $     3,750,733  $     4,016,428
                                                                                        ===============  ===============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                       For the Year Ended
                                                                                                       February 28, 1997
Cash Provided by    Net increase in net assets resulting from operations                                 $    51,361,849
Operating           Adjustments to reconcile net increase (decrease)in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (4,562,972)
                      Decrease in other assets                                                                   125,173
                      Increase in other liabilities                                                              627,586
                      Realized and unrealized gain on investments--net                                        (9,188,123)
                      Amortization of discount--net                                                             (540,849)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                 37,822,664
                                                                                                         ---------------

Cash Provided by    Proceeds from sales of long-term investments                                             501,122,092
Investing           Purchases of long-term investments                                                      (495,308,682)
Activities:         Purchases of short-term investments                                                     (208,273,487)
                    Proceeds from sales and maturities of short-term investments                             209,584,000
                                                                                                         ---------------
                    Net cash provided by investing activities                                                  7,123,923
                                                                                                         ---------------

Cash Used for       Cash payments for reorganization expenses                                                   (258,177)
Financing           Cash receipts from borrowings                                                            234,000,000
Activities:         Cash payments on borrowings                                                             (248,000,000)
                    Dividends paid to shareholders                                                           (30,667,774)
                                                                                                         ---------------
                    Net cash used for financing activities                                                   (44,925,951)
                                                                                                         ---------------

Cash:               Net increase in cash                                                                          20,636
                    Cash at beginning of year                                                                        558
                                                                                                         ---------------
                    Cash at end of year                                                                  $        21,194
                                                                                                         ===============

Cash Flow           Cash paid for interest                                                               $     4,513,882
Information:                                                                                             ===============

Noncash             Value of capital shares issued in reinvestment of dividends paid to
Financing           shareholders                                                                         $    11,646,441
Activities:                                                                                              ===============
                    Value of capital shares issued resulting from reorganization                         $   220,470,337
                                                                                                         ===============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                                                                 For the
                                                                              For the    For the      For the     Period
The following per share data and ratios have been derived                       Year       Year         Year    April 30,
from information provided in the financial statements.                         Ended      Ended        Ended    1993++ to
                                                                              Feb. 28,   Feb. 29,     Feb. 28,   Feb. 28,
Increase (Decrease) in Net Asset Value:                                       1997++++   1996++++     1995++++     1994
Per Share           Net asset value, beginning of period                      $   9.21   $   8.94    $   9.82   $   9.50
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .89        .92         .90        .70
                    Realized and unrealized gain (loss) on
                    investments--net                                               .04        .27        (.87)       .25
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .93       1.19         .03        .95
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.92)      (.92)       (.84)      (.61)
                      Realized gain on investments--net                             --         --        (.07)      (.02)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.92)      (.92)       (.91)      (.63)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.22   $   9.21    $   8.94   $   9.82
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $   9.50   $   9.25    $  8.625   $  9.375
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          10.80%     14.14%        .82%     10.28%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on market price per share                             13.67%     18.82%       1.87%       .02%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense                                              .75%       .92%        .80%       .67%*
                                                                              ========   ========    ========   ========
                    Expenses, net of reimbursement                               1.84%      2.92%       2.46%      1.61%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     1.84%      2.92%       2.46%      1.75%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       9.45%     10.14%       7.07%      7.33%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $477,170   $236,136    $227,007   $248,342
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          98.51%     50.76%      44.81%     52.73%
                                                                              ========   ========    ========   ========

Leverage:           Amount of borrowings (in thousands)                       $ 81,000   $ 47,000    $ 82,000   $ 84,000
                                                                              ========   ========    ========   ========
                    Asset coverage per $1,000                                 $  6,891   $  6,024    $  3,768   $  3,956
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Until June 17, 1996, corporate loans were valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. As of June 17, 1996, the Board of Directors enhanced their policy for valuing corporate loans whereby the corporate loans would be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $4,956 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the year ended February 28, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $4,820 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1997 were $496,714,864 and $501,122,092, respectively.

Net realized and unrealized gains (losses) as of February 28, 1997 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $(1,541,894)    $9,586,229
                                  -----------     ----------
Total                             $(1,541,894)    $9,586,229
                                  ===========     ==========

As of February 28, 1997, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $9,586,229, of which $16,331,300 related to appreciated securities and $6,745,071 related to depreciated securities. The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was $541,399,013.




NOTES TO FINANCIAL STATEMENTS (concluded)



4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the year ended February 28, 1997, shares issued and outstanding increased by 26,115,244, of which 24,833,536 resulted from a reorganization and 1,281,705 resulted from reinvestment of dividends, to 51,754,836. At February 28, 1997, total paid-in capital amounted to $487,420,033.

5. Short-Term Borrowings:
On April 14, 1997, the Fund extended its credit agreement with a syndicate of banks led by The Bank of New York. The agreement is a $225,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or the LIBOR plus 0.25%. For the year ended February 28, 1997, the maximum amount borrowed was $119,000,000, the average amount borrowed was approximately $82,384,000, and the daily weighted average interest rate was 5.91%. For the year ended February 28, 1997, facility and commitment fees aggregated approximately $226,191.

6. Capital Loss Carryforward:
At February 28, 1997, the Fund had a net capital loss carryforward of approximately $22,144,000, of which $9,353,000 expires in 2003, $12,057,000 expires in 2004 and $734,000 expires in 2005.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On March 10, 1997, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.067162 per share, payable on March 31, 1997 to shareholders of record as of March 20, 1997.

8. Acquisition of Senior High Income Portfolio II,
Inc. and Senior Strategic Income Fund, Inc.:
On April 15, 1996, pursuant to an agreement and plan of reorganization approved by shareholders, the Fund acquired substantially all of the assets and liabilities of Senior High Income Portfolio II, Inc. and Senior Strategic Income Fund, Inc. The acquisition was accomplished by a tax-free exchange of 24,833,536 Common Stock shares of the Fund for 16,771,595 and 7,841,703 Common Stock shares for Senior High Income Portfolio II, Inc. and Senior Strategic Income Fund, Inc., respectively. As of that date, Senior High Income Portfolio II, Inc.'s net assets of $149,467,377, including $3,140,213 of unrealized depreciation and $6,443,907 of accumulated net realized capital losses and Senior Strategic Income Fund, Inc.'s net assets of $71,666,666, including $150,877 unrealized appreciation and $2,762,085 accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $449,986,715.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 1997, the related statements of operations and cash flows for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period April 30, 1993 (commencement of operations) to February 28, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1997 by correspondence with the custodian, brokers and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 1997, the results of its operations, and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
April 14, 1997

OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
John W. Fraser, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, New York 10286

NYSE Symbol
ARK